                                                                   EXHIBIT 10.10

                           WARRANT PURCHASE AGREEMENT


          WARRANT PURCHASE AGREEMENT, dated as of April 19, 2001, by and between D.H. Blair Investment Banking Corp., a Delaware corporation having a principal place of business at 44 Wall Street, New York, New York, 10005 ("Seller") and James M. Finkelstein, an individual residing at 655 Park Avenue, New York, New York, 10021 ("Buyer").

          WHEREAS, Seller is, in connection with a revolving loan agreement, entitled to options to purchase shares of Common Stock of News Communications, Inc. ("NCI") at an exercise price of $1.00 per share (the "Options"); and

          WHEREAS, the Options are not presently exercisable for freely tradable registered shares of Common Stock of NCI; and

          WHEREAS, Buyer desires to purchase half of the Options (the "Purchase Options") from Seller, and Seller desires to sell the Purchase Options to Buyer, upon the terms, and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I

                      PURCHASE AND SALE OF PURCHASE OPTIONS

          Section 1.01 Purchase and Sale of Purchase Options. Upon the terms and subject to the conditions set forth herein, Seller hereby sells, transfers and delivers to Buyer, and Buyer hereby purchases, acquires and accepts from Seller, the Purchase Options, for the consideration set forth in Section 1.02 hereof.

          Section 1.02 Consideration. The consideration (the "Consideration") for the Purchase Options is $.0l per Purchase Option payable by cash or check from Buyer to Seller simultaneously with the issuance of the Options to Seller by NCI. Seller shall thereupon seek to transfer record ownership of the Purchase Options to Buyer.

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF SELLER

          Seller hereby represents and warrants to Buyer that:

          Section 2.01 Ownership of Purchase Options. The Purchase Options are owned by Seller free and clear of all liens, mortgages, charges, securities, interest, encumbrances (including, but not limited to adverse claims) or other restrictions or limitation of any kind whatsoever (individually and collectively, "Liens" other than those relating to federal and state securities laws). Upon delivery of and payment for the Purchase Options as provided for in this Agreement, Buyer will acquire good and marketable title to the Purchase Options, free and clear of all Liens.

          Section 2.02 Authorization, Etc. Seller has the power and capacity to enter into this Agreement, and this Agreement is a valid and binding obligation of Seller enforceable against Seller in accordance with its terms.

          Section 2.03 No Consent. Neither the execution, delivery or performance by Seller of this Agreement nor the consummation by Seller of the transactions contemplated hereby, will require any permit, authorization, consent, waiver, approval, license or other order or action of, or notice to, or declaration, filing or registration with, any third party or any governmental body, or other regulatory or administrative authority, agency, bureau or commission, domestic or foreign ("Government Agency").

          Section 2.04 No Violation. Neither the execution, delivery or performance by Seller of this Agreement nor the consummation of the transactions contemplated hereby will (i) violate, breach or be in conflict with, or constitute a default (or an event which, notice or lapse of time or both, would constitute a default) under, or permit the termination of, or accelerate the performance required by, or cause the acceleration of the maturity of any debt or obligation of Seller or result in the creation or imposition of any Liens upon any property or assets of Seller, or (ii) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any governmental, judicial, legislative, executive, administrative or regulatory authority of the United States, or of any governmental, judicial, legislative, executive, administrative or regulatory authority of the United States, or of any state, local or foreign government or any subdivision thereof, or of any Governmental Agency (collectively, "Laws"), applicable to Seller or by which any of Seller's property or assets are bound.

          Section 2.05 Disclosure. No representations or warranties by Seller contained in this Agreement and no statement contained in any document, certificate, or other writing furnished by Seller to Buyer pursuant to the provisions of this Agreement contains any untrue statement of material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein not misleading.

                                   ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF BUYER

          Buyer represents and warrants to Seller that Buyer is acquiring the option for his own account and not with a view to or for sale in connection with any distribution thereof, and that Buyer is an "accredited investor" as that term is defined under the rules and regulations promulgated under the Securities Act of 1933, as amended.

                                   ARTICLE IV

                           SURVIVAL OF REPRESENTATIONS

          Each of the representations and warranties contained in Articles II and III hereof shall survive the purchase and sale of the Purchase Options and the consummation of the other transactions contemplated hereby, and shall remain in full force and effect until 30 days after the expiration of the statute of limitations (including any extension thereof) applicable to any claim arising in respect of matters covered by such representations and warranties, and shall be effective with respect to any inaccuracy contained in or breach of such representations and warranties, notice of which is duly given in accordance with Section 6.02 hereof within such period.

                                    ARTICLE V

                                 INDEMNIFICATION

          Section 5.01 Indemnification. Subject to the terms and limitations set forth in Section 5.02 hereof:

                   (a) Seller shall indemnify, defend and hold harmless Buyer and each of his successors and assigns, from and against any and all claims, penalties, fines, sanctions, demands, suits, losses, liabilities, damages, obligations, payments, costs and expenses, paid or incurred, whether or not relating to, resulting from or arising out of any Third Party Claim or any Direct Claim (each as defined in Section 5.02 hereof)(including, without limitation, the reasonable costs and expenses of any and all actions, suits, proceedings, demands, assessments, judgments, settlements and compromises relating thereto and reasonable attorneys' fees in connection therewith) (individually and collectively "Indemnifiable Losses") relating to, resulting from or arising out of any breach of any of the representations, warranties or covenants of Seller contained in this Agreement or any of the transactions contemplated hereby.

                   (b) Buyer shall indemnify, defend and hold harmless Seller and each of his successors and assigns, from and against any and all Indemnifiable Losses relating to, resulting from or arising out of any breach of any of the representations, warranties or covenants of Buyer contained in this Agreement or any of the transactions contemplated hereby.

                   (c) For purposes of this Agreement, "Indemnity Payment" shall mean any amounts of Indemnifiable Losses required to be paid pursuant to this
Section 5.01.

                   (d) For purposes of this Agreement, "Indemnitee" shall mean any person, entity or group entitled to indemnification under this Agreement.

                   (e) For purposes of this Agreement, "Indemnifying Party" shall mean any person, entity or group required to provide indemnification under this Agreement.

          Section 5.02 Defense of Claims.

                   (a) If an Indemnitee receives notice of the assertion of any claim or of the commencement of any action or proceeding by any person, entity or group (a "Third Party Claim") against such Indemnitee, with respect to which an Indemnifying Party is obligated to provide indemnification under Section 5.01 of this Agreement, the Indemnitee shall give such Indemnifying Party reasonably prompt written notice thereof, but in any event not later than 30 calendar days after receipt of such notice of such Third Party Claim. Such notice shall describe the Third Party Claim in reasonable detail, and shall indicate the estimated amount, if practicable, of the Indemnifiable Loss that has been or may be sustained by the Indemnitee. The Indemnifying Party shall have the right to participate in or, by giving written notice to the Indemnitee, to elect to assume the defense of any Third Party Claim at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel (reasonably satisfactory to the Indemnitee), and the Indemnitee shall cooperate in good faith in such defense.

                   (b) If within 10 calendar days after an Indemnitee receives written notice from an Indemnifying Party that such Indemnifying Party has elected to assume the defense of any Third Party Claim as provided in the last sentence of Section 5.02(a) hereof, the Indemnifying Party shall not be liable for any legal expenses subsequently incurred by the Indemnitee in connection with the defense thereof; provided, however, that if the Indemnifying Party fails to take reasonable steps necessary to defend diligently such Third Party Claim within 10 calendar days after receiving notice from the Indemnitee that the Indemnitee believes the Indemnifying Party has failed to take such steps, the Indemnitee may assume its own defense, and the Indemnifying Party shall be liable for any reasonable expenses therefor. Without the prior written consent of the Indemnitee, the Indemnifying Party shall not enter into any settlement of the Third Party Claim which would lead to liability or create any financial or other obligation on the part of the Indemnitee for which the Indemnitee is not entitled to reimbursement hereunder.

                   (c) Any claim by an Indemnitee on account of any Indemnifiable Loss which does not result from a Third Party Claim (a "Direct Claim") shall be asserted by giving the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than 30 calendar days after the Indemnitee becomes aware of such Direct Claim, and the Indemnifying Party shall have a period of 30 calendar days within which to respond to such Direct Claim. If the Indemnifying Party does not so respond within such 30 calendar day period, the Indemnifying Party shall be deemed to have rejected such claim, in which event the Indemnitee shall be free to pursue such remedies as may be available to the Indemnitee under any applicable Laws, subject to the terms of this Agreement, including, without limitation, the enforcement of the Indemnitee's rights under this Agreement.

                   (d) A failure to give timely notice as provided in this
Section 5.02 shall not affect the rights or obligations of any party hereunder except and only to the extent that, as a result of such failure, any party which was entitled to receive such notice was deprived of its right to recover any payment under its applicable insurance coverage or incurred an obligation or liability which otherwise would have been avoided.

                   (e) Upon making any Indemnity Payment the Indemnifying Party shall, to the extent of such Indemnity Payment, be subrogated to all rights of the Indemnitee against any third party in respect of the Indemnifiable Loss to which the lndemnity Payment related; provided, however, that (i) the indemnifying Party shall then be in compliance with its obligations under this Agreement in respect of such Indemnifiable Loss, and
(ii) until the Indemnitee recovers full payment of its Indemnifiable Loss, any and all claims of the Indemnifying Party against any such third party on account of said Indemnity Party is hereby made expressly subordinated and subjected in right of payment to the Indemnitee's rights against such third party. Without limiting the generality of any other provision hereof, each such Indemnitee and Indemnifying Party shall duly execute upon request all instruments reasonably necessary to evidence and perfect the above-described subrogation and subordination rights.

                                   ARTICLE VI

                                  MISCELLANEOUS

          Section 6.01 Headings. The descriptive headings of the several Articles of this Agreement are inserted for convenience of reference only and do not constitute a part of this Agreement.

          Section 6.02 Notices. Any notices or other communications required or permitted hereunder shall be given in writing and shall be delivered or sent by personal delivery or certified or registered mail, postage prepaid, or by telex, cable, or facsimile transmission, addressed to either party at his or its address first above written or to such other address as shall be furnished in writing by such party, and any such notice or communication shall be effective and be deemed to have been given as of the date so dispatched, delivered or mailed; provided, that, any notice or communications changing any of the addresses set forth above shall be effective and deemed given only upon its receipt.

          Section 6.03 Successors. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          Section 6.04 Further Assurances. Each of the parties hereto agrees that, from and after the date hereof, upon the reasonable request of any other party hereto and without further consideration, such party will execute and deliver to such other party such documents and further assurances and will take such other actions (without cost to such party) as such other party may reasonably request in order to carry out the purpose and intention of this Agreement, including but not limited to the effective consummation of the transactions contemplated under such provisions of this Agreement, the vesting in Buyer of title to the Purchase Options in accordance with such terms of this Agreement, and the correction of errors and defects.


          Section 6.05 Entire Agreement. This Agreement constitutes the sole and entire agreement between the parties hereto with respect to the subject matter hereof, and supersede all prior arrangements or understandings with respect thereto; and there are no express or implied restrictions, agreements, promises, representations, warranties, covenants or undertakings other than those expressly set forth herein.

          Section 6.06 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          Section 6.07 Counterparts. This Agreement may be executed in two or more counterparts all of which shall be considered one and the same agreement and each of which shall be deemed an original.

          Section 6.08 Governing Law; Consent to Jurisdiction. This Agreement shall be governed by the laws of the State of New York (regardless of the laws that might be applicable under principles of conflict of laws) as to all matters, including, but not limited to, matters of validity, construction, effect or performance. Each of the parties hereto agrees that any legal action or proceeding arising under or related to this Agreement or any of the transactions contemplated hereby may be brought in the courts of the State of New York, or of the United States of America for the Southern District of New York, and hereby irrevocably consents to the service of process outside the territorial jurisdiction of said courts by mailing copies thereof by registered mail, postage prepaid, pursuant to Section 6.02 hereof.

          Section 6.09 Amendments, Etc. This Agreement may not be modified, amended, altered or supplemented, and no provision hereof may be waived by any party hereto, except upon the execution and delivery of a written instrument executed by the parties hereto or the party making any such waiver. No consent of any third party shall be required to modify, alter, amend, supplement or waive any of the provisions of this Agreement.

          IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the day and year first above written.


                                       D.H. BLAIR INVESTMENT BANKING CORP.



                                       By:   /s/ J. Morton Davis
                                             -----------------------------------
                                             J. MORTON DAVIS
                                             Chairman



                                             /s/ James A. Finkelstein
                                             -----------------------------------
                                             JAMES A. FINKELSTEIN





                                      -10-